UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.000% Notes due 2023	MO23A	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Early Results of Tender Offers

On February 16, 2021, Altria Group, Inc. (“Altria”) issued a press release announcing the early results, as of 5:00 p.m., New York City time, on February 12, 2021, for its previously announced cash tender offers (the “Tender Offers”) for certain of its outstanding senior unsecured notes identified in the press release (the “Notes”) and announcing that it amended the Tender Offers by (i) increasing the Pool 1 Maximum Amount (as defined in the press release attached as Exhibit 99.1), (ii) increasing the Pool 2 Maximum Amount (as defined in the press release attached as Exhibit 99.1), (iii) increasing the Pool 4 Maximum Amount (as defined in the press release attached as Exhibit 99.1) and (iv) increasing the Aggregate Maximum Amount (as defined in the press release attached as Exhibit 99.1). A copy of the press release announcing the early results is attached as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.

Pricing of Tender Offers

On February 16, 2021, Altria issued a second press release announcing the reference yields and total consideration for the Notes validly tendered and not validly withdrawn and accepted for purchase in the Tender Offers. A copy of the press release announcing the reference yields and total consideration for the Notes is attached as Exhibit 99.2 and incorporated by reference in this Current Report on Form 8-K.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of offers to buy any securities. The Tender Offers are being made only pursuant to the related Offer to Purchase. The Tender Offers are not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

99.1	Altria Group, Inc. Press Release, dated February 16, 2021

99.2	Altria Group, Inc. Press Release, dated February 16, 2021

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and
Associate General Counsel

DATE: February 16, 2021

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